CPI AEROSTRUCTURES, INC. 8-K

Exhibit 99.1

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 1 Click to edit Master title style Expertise in Aerospace Technologies Expertise in Aerospace Technologies 2019 Q2 Results Presentation Speakers: Douglas McCrosson, President & Chief Executive Officer Vincent Palazzolo, Chief Financial Officer August 7, 2019 NYSE American : CVU

2 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 2 Forward - Looking Statements This presentation contains forward - looking statements that involve risks and uncertainties . All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward - looking statements . Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward - looking statements . These forward - looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties . Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward - looking statements . Such factors include, but are not limited to, the following : the cyclicality of the aerospace market, the level of U . S . defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start - up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry, the ability to manage growth and integrate acquired operations and costs resulting from changes to and compliance with applicable regulatory requirements . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including CPI Aero's Form 10 - K for the year ended December 31 , 2018 , and Form 10 - Q for the three - month period ended March 31 , 2019 available at http : //www . sec . gov . We caution readers not to place undue reliance on any forward - looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward - looking statements herein . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners . Disclosure Statements

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 3 3 Recent Highlights Douglas McCrosso n President & Chief Executive Officer

Recent Highlights

1. T-38C IDIQ

- $65.7 million award
- Second-largest prime contract with the DoD in the Company's history, largest since 2004

2. Solid Second Quarter Results

- Revenue up ~14%
- Gross profit up ~8%
- Net income up ~116%*

3. Strong Bookings

- Consolidated: 1.7:1; WMI: 1.9:1
- Consolidated product sales backlog of $153.2 million, up 14 % sequentially and 30% YTD
- WMI stand-alone backlog up 17% sequentially to $20.3 million.

4. Key New Programs On-Plan

- Unnamed Sikorsky helicopter – multiple shipsets
- Missile wing – 2 shipsets delivered to support flight test
- F-16V – entered tooling phase with production phase anticipated in Q4; international demand strong and building

*Net income for the second quarter of 2019 includes a tax benefit of approximately $1.0 million due to the reversal of a portion of the approximately $3.1 million liability that was recorded at December 31, 2018 for an uncertain tax position related to a federal income tax audit.

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations

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5 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 5 Backlog Consolidated Backlog at 06/30/2019: $447.6 Million Defense Backlog: $385.3 Million, Up 73% since mid - 2014 $385.3M $62.3M Defense Commercial Defense 86% / Commercial 14% 2Q 2014 – 2Q 2019 $ 94.1M $ 353.5M Funded Unfunded Unfunded backlog represents remaining potential value of long term agreements Funded 21% / Unfunded 79% $50 $150 $250 $350 $450 Q2'14 Q4' 15 Q2'15 Q4'15 Q2'16 Q4'16 Q2'17 Q4'17 Q2'18 Q4'18 Q2'19 Backlog (Defense/Commercial) Commercial Defense Total Backlog $447.6M $385.3M $62.3M

Driven by Renewed Strength in Defense Budget

Presence on prominent defense programs with strong funding
Defense market focus yielding large, diversified, and growing backlog

Lockheed Martin F-35 Lightning II Drive Shaft
$25.0 – 30.0M

Announced
November 2017
Contract Period
2018 – 2022

NGC Japan E-2D Hawkeye
$18.6M

Announced
Jan. 2016/Feb. 2018
Contract Period
2016 – 2019

Bell / Textron AH-1Z Viper
$170.0M+

Announced
Jan. 2017/March 2018
Contract Period
2017 – 2021

Raytheon Next Generation Jammer Mid-Band
$ Undisclosed

Announced
July 2016/August 2018
Contract Period
2016 – 2030

Unidentified Missile Platform
$ Undisclosed
Announced
October 2018
Contract Period
2019 – 2020

Unidentified Sikorsky Helicopter
$1.0M (approx.)

Announced
October 2018
Contract Period
2019 – 2020

NGC E-2D Advanced Hawkeye – Follow OnM
$47.5M (potential)

Announced
October 2018
Contract Period
2018 – 2024

Lockheed Martin F-35 Lightning II Lock Assys.
$10.6M

Announced
July 2015/Dec. 2018
Contract Period
2015 – 2024

Raytheon SEASPARROW Missile System
$5.0M

Announced
Legacy WMI
Contract Period
2018-2019

Lockheed Martin F-16V
$20.0+M

Announced
February 2019
Contract Period
2019-2024

Sikorsky UH-60 Black Hawk HIRSS Module Assemblies
~$14.0M

Announced
June 2019
Contract Period
2020-2022

U.S. Air Force T-38 PC3/TRIM
$65.7

Announced
July 2019
Contract Period
2019 – 2030

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations
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Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 7 7 Vincent Palazzolo Chief Financial Officer 2Q 2019 Financial Highlights

8 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 8 Recent Financial Highlights For the Three Months Ended June 30, 2019 2018 (Unaudited) (Unaudited) Revenue $23.2 $20.3 Cost of revenue 18.2 15.7 Gross profit 5.0 4.6 Selling, general and administrative expenses 2.7 2.6 Income from operations 2.2 2.0 Income before provision for income taxes 1.7 1.6 Net income* $2.7 $1.3 Income per common share – diluted ** $0.23 $0.14 *Net income for the second quarter of 2019 includes a tax benefit of approximately $1.0 million due to the reversal of a portion of the approximately $3.1 million liability that was recorded at December 31, 2018 for an uncertain tax position related to a federal income tax audit. **On a higher number of shares: 11,644,768 versus 8,980,155 at June 30, 2018.

9 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 9 ($ in Millions, except per share value) Balance Sheet Highlights As of June 30, 2019 Cash and Restricted Cash $2.8 Contract Assets 120.3 Total Debt 31.2 Shareholders’ Equity 98.2 Book Value, per share 8.32 Debt - to - Capital 0.32 Liquidity • $40 million, 3 - year senior debt facility − $10 million term loan − $30 million revolving line - of - credit • Approximately $ 4.3 million available under credit facility as of June 30, 2019

10 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 10 • $98.0M – $102.0M Revenue • $11.0M – $11.3M Pre - tax Income • $3.5M+ Cash Flow from Operations 2019 Financial Guidance

11 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 11 Looking Ahead Douglas McCrosso n President & Chief Executive Officer

12 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 12 Bid Pipeline (07/30/19) Virtually all proposals are at the Tier 1 (95%) level Defense weighted at the moment – commercial bids soon to be submitted for more balance Continued Diversification Across Product Categories 99% 1% Defense Commerical 7% 7% 47% 39% Kitting MRO Aerostructures Aerosystems

Near-Term Program Opportunities


AEROSTRUCTURES

- A-10 Wing Replacement Program (WRP)
- Various Black Hawk Components / Structural Repairs
- Missile Wings
- Unmanned Aerial Systems


KITTING & SUPPLY
CHAIN MANAGEMENT

- Wet Outer Wing Panel Kits for Japanese E-2D Advanced Hawkeye
- Complete Multi-year Negotiations for US Navy's E-2D


AEROSYSTEMS

- Intelligence, Surveillance & Reconnaissance (ISR) Pods
- Electronic Warfare (EW) Pods
- Electronic Racks & Step Assemblies


WELDING
METALLURGY
WMI

- SEASPARROW missile control electronics
- Various welded structures on E-2D Advanced Hawkeye, including the aerial refueling probe

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 13

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 14 ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 Large and Diversified Backlog Drives Strong Visibility Defense Commercial Next Generation Jammer Increment 1 Pod T - 38C Talon Trainer E - 2D Advanced Hawkeye (Multi - Year 2) Sikorsky/Unnamed Helicopter Platform** New Customer/Missile Wing** E175 - E2 HondaJet Phenom 300 F - 35 Locks UH - 60 Black Hawk MH - 53E Sea Dragon F - 35 Drive Shaft S - 92 AH - 1Z Viper F - 16 Gulfstream G650 E - 2D & C - 2A (Multi - Year 1) Japan E - 2D Cessna Citation X+ CH - 148 F - 16V Structural Assemblies UH - 60 HIRSS Module Assemb. * At 06/30/19 Potential to collectively generate revenue of $ 447.6* million during the remaining periods of performance Long contract periods of performance provide exceptional revenue visibility beyond 2022 T - 38 PC3 / TRIM

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 15 15 Q&A Session Douglas McCrosso n President & Chief Executive Officer

16 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 16 Thank You CPI Aerostructures Vincent Palazzolo, Chief Financial Officer (631) 586 - 5200 www.cpiaero.com